Exhibit 99.2
© 2023 Aprea Therapeutics, Inc. All Rights Reserved. 1 January 24 - 26, 2023 | Boston, MA | ddr - inhibitors - summit.com

2 Understanding DDRi’s In the Clinic: Why is Toxicity Such a Big Issue? January 2023

Forward-Looking Statements

Certain information contained in this presentation includes "forward-looking statements", within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, related to our clinical trials, regulatory submissions and strategic plans. We may, in some cases use terms such as "predicts," "believes," "potential," "continue," "anticipates," "estimates," "expects," "plans," "intends," "may," "could," "might," "likely," "will," "should" or other words that convey uncertainty of the future events or outcomes to identify these forward-looking statements. The forward-looking statements are based on current beliefs and expectations of our management team that involve risks, potential changes in circumstances, assumptions, and uncertainties. Any or all of the forward-looking statements may turn out to be wrong or be affected by inaccurate assumptions our management team might make or by known or unknown risks and uncertainties. These forward-looking statements are subject to risks and uncertainties including, without limitation, risks related to the success and timing of our clinical trials or other studies and the other risks set forth in our filings with the U.S. Securities and Exchange Commission, including our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. Forward-looking statements regarding our product candidates are also subject to additional risks and uncertainties, including without limitation, with respect to: our dependence on additional financing to fund our operations and complete the development and commercialization of our product candidates, and the risks that raising such additional capital may restrict our operations or require us to relinquish rights to our technologies or product candidates; our limited history and preclinical status of the assets we acquired from Atrin Pharmaceuticals Inc.; our business plan or the likelihood of the successful implementation of such business plan; the timing of initiation of planned clinical trials for our product candidates; the future success of such trials; the successful implementation of our research and development programs and collaborations and the interpretation of the results and findings of such programs and collaborations and whether such results are sufficient to support the future success of our product candidates; the success, timing and cost of our anticipated clinical trials for our current product candidates; the timing of initiation, futility analyses, data presentation, reporting and publication and receipt of interim results (including, without limitation, any preclinical results or data); any statements about our understanding of product candidates mechanisms of action and interpretation of preclinical and early clinical results from its clinical development programs and any collaboration studies; and other factors, including legislative, regulatory, political and economic developments not within our control. For all these reasons, actual results and developments could be materially different from those expressed in or implied by our forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which are made only as of the date of this presentation. We undertake no obligation to update such forward-looking statements to reflect subsequent events or circumstances, except to the extent required by law or regulation.

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3

How much inhibition is needed? On Target Vs Off Target Toxicological Effects: • Lesson learned from ATR inhibitors © 2023 Aprea Therapeutics, Inc. All Rights Reserved. 4

Target Coverage Ngoi et al., Trends in Cancer, 2021

ATR - On Target Toxicological Effects E liminatinIgI ATRI inI adultI miceI leadsI toI defectsI inI tissueI homeostasisI andI theI rapidI appearanceI ofI aIge - relatedI phenotypes,I suchI asI hairI IgrayinIg,I alopecia,I kyphosis,I osteoporosis,I thymicI involution,I fibrosis,I andI otherI abnormalities. Figure 2. ATR deletion leads to hair graying, alopecia, kyphosis and osteoporosis. ( A ) ATR deletion following TAM treatment leads to pervasive hair graying and patchy hair loss and kyphosis in ATR mKO mice. ( B ) Age-related abnormalities in the skin of ATR mKO mice. Thinning of the subcutaneous adipose layer (A), thickening of the epidermis (E), loss of hair follicles (F) and sebaceous gland cell hypertrophy (S) were observed in ATR mKO mice (n = 19) but not in control mice (n = 22). Sections from sex-matched mice are shown. ( C ) Increased kyphosis and osteoporosis in ATR mKO mice. Control and ATR mKO mice were X-rayed 1 year after TAM treatment (left panel). Increased kyphosis over controls was observed in all ATR mKO mice analyzed (n = 6). To analyze bone volume and cross-sectional area, femurs from ATR mKO and Ruzankina et al. Page 15 Cell Stem Cell .. Author manuscript; available in PMC 2010 August 12. NIH-PA Author ManuscriptNIH-PA Author ManuscriptNIH-PA Author Manuscript Ruzankina et al. Cell Stem Cell .. 2007

ATR - On Target Toxicological Effects ATRI hypomorphic suppressionI hasI aI minimalI impactI onI normalI tissueI homeostasis.I Schoppy et al. J Clin Invest 2012 research article The Journal of Clinical Investigation http://www.jci.org Volume 122 Number 1 January 2012 243 Remarkably, no significant decline in ATR Δ /seckel cells was observed in the intestinal epithelium and skin for up to 16 months after ATR fl deletion (Supplemental Figure 5). Among the tissues ana - lyzed, only the bone marrow exhibited some demonstrable level of decrease in ATR Δ /seckel representation, which began to occur approximately 6 weeks after ATR suppression. However, this rate of decline is in stark contrast to the rapid replacement (1–2 weeks) that occurs in the bone marrow and intestine following mosaic deletion of ATR in ATR mKO mice (31). Consistent with the limited effects of ATR hypomorphic suppression, the bone marrow and Figure 2 ATR hypomorphic suppression has a minimal impact on normal tissue homeostasis. ( A ) H&E-stained sections of humeral bones from tamoxifen- treated mice at the indicated time points after initial treatment. Original magnification, × 200. ( B ) Absolute number of myeloid cells (Mac1 + Gr1 + ) obtained from 4 hind limb bones of mice at the indicated time points ( n = 5–15 mice per genotype, per time point). ( C ) H&E-stained sections of intestines from tamoxifen-treated mice at the indicated time points after initial treatment. Original magnification, × 200. ( D ) Weight of mice at the indicated time points. ( E and F ) Abundance of the ATR fl -recombined allele ( ATR Δ ) in the bone marrow ( E ) and intestines ( F ) of tamoxifen-treated mice. Time points represent the number of days after tamoxifen treatment. The frequency of ATR fl recombination was determined by qPCR ampli - fication of the ATR fl allele from genomic DNA isolated from each tissue ( n = 5–15 mice per genotype, per time point). Data show mean ± SEM.

ATR - On Target Toxicological Effects ATRI hypomorphic suppressionI affectsI tumorI Igrowth Schoppy et al. J Clin Invest 2012 research article The Journal of Clinical Investigation http://www.jci.org Volume 122 Number 1 January 2012 245 contrast, the appreciable genomic instability induced by complete deletion of ATR causes significant delays in tissue regeneration and organism-level synthetic lethality when it is combined with p53 deletion (8). These effects were associated with the accumu - lation of highly damaged, ATR-deleted cells in several prolifera - tive tissues, including the bone marrow; thus, p53 absence did not accelerate the elimination of ATR-deleted cells. This study indicated that the degenerative effects of ATR and p53 loss were not due to a cell-autonomous lethal effect, but rather to the accumulation of functionally compromised cells that inhibit effective tissue renewal (8, 11). These studies also implied that the previously demonstrated cell-lethal effects of combining p53 defi - ciency with ATR pathway inhibition may be manifested only in con - junction with additional exogenous DNA-damaging agents (2–6) because such cell synthetic–lethal effects were not observed in vivo upon combining these deletions alone (8, 11). These findings indi - cate that any genome-destabilizing effect of this interaction in the absence of exogenous DNA damage agents is not sufficiently caus - tic to overwhelm the survival benefit conferred by p53 loss. With these prior results in mind, we wished to determine wheth - er partial suppression of ATR expression, which caused only subtle deleterious effects over time (Figure 3C), would be altered by p53 deficiency. ATR fl/seckel Cre-ERT2 + mice were crossed onto a p53-null background, and ATR expression was repressed through Figure 4 ATR reduction potently suppresses the growth of p53-null fibrosarcomas driven by H-ras G12V and increases genomic instability. ( A ) Quantification of correctly spliced mouse ( ATR fl ) and human ( ATR seckel ) ATR transcript in p53 –/– ATR fl/seckel CreERT2 + cell lines expressing H-ras G12V .. Relative transcript quantity was measured through qRT-PCR analysis of RNA isolated from the indicated cultures ( n = 4 independent cell lines). Data represent mean ± SEM. ( B ) Representative images of tamoxifen-treated ATR fl/+ CreERT2 + (top panel) or ATR fl/seckel CreERT2 + (bottom panel) tumors 10 days following the initiation of treatment. TAM, tamoxifen. ( C ) Measurement of fibrosarcoma growth following ATR fl deletion. Tumors were allowed to grow to 100–200 mm 3 before initiation of tamoxifen treatment to recombine the ATR fl allele. Tamoxifen treatment days are indicated by arrows. * P < 0.01 ( n = 4–13 tumors per genotype, per measurement). Percentages listed above at specific time points indicate the abundance of the ATR fl -recombined allele ( ATR Δ ) in tumors isolated from that time point ( n = 1–3 tumors per genotype/measurement). Data represent mean ± SEM. ( D ) H&E-stained sections (left panels) or γ H2AX/DAPI–stained sections (right panels; γ H2AX, green; DAPI, blue) of H-ras G12V –expressing tumors ( A – C ) isolated 10 days after initial ATR fl deletion. Enlarged cells with aberrant nuclei are indicated with arrows. Original magnification, × 200. ( E ) Quantification of γ H2AX-positive cells in H-ras G12V –expressing tumors ( A – C ) isolated 9–10 days after initial ATR fl deletion. The abundance of γ H2AX-positive cells was determined from 10 high power field images (HPF, × 200) from each tumor type ( n = 4–6 tumors per genotype). Only nucleated (DAPI-positive) cells were scored in this analysis. Data represent mean ± SEM.

Target Coverage: Daily dosing is desirable

- Assumption: Cancer cells proliferate at an estimated rate of one cell cycle per day



Drug "On"
01
02
03
04
05
06
07
CELL CYCLE
S
G2
M
G1
Cancer cell death/ decreased rate of proliferation
Drug "On"
Drug "Off"
Cancer cell proliferation

- Lack of daily dosing may contribute to formation of resistance
- Most of the drugs in DDR carry a short half life

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9

Potential Off Target Toxicological Effects

	On-Target Cellular IC_{50} (nM)	Fold Difference in IC_{50} for Off-Target PIKK Inhibition		
	ATRi	ATM	DNA-PK	mTOR
ATRN-119 [(1)]	4	> 600x	> 2000x	> 2000x
Berzosertib [(1)]	61	31x	> 200x	> 50x
AZD-6738 [(2)]	74	> 400x	> 400x	70 – 310x
BAY 1895344 [(3)]	36	39x	9x	61x
RP3500 [(4)]	0.33	> 20000x	> 20000x	30x

- Compounds that are highly potent with high selectivity may potentially limit off-target toxicity
- Other targets, outside of PIKK, may also contribute to off target toxicity
- ATRN-119 is highly potent and selective to potentially limit off-target toxicity
- In pre-clinical studies, ATRN-119 has shown potential to have lower hematological toxicity than other ATRi
- M1774 potentially a derivative of Berzosertib

Note: Head-to-head studies with ATRN-119 have not been conducted
(1) Atrin data reported for HCT116 - Bcl/XL cell line;
(2) Foote et al (2018), J Med Chem;
(3) Lücking et al (2020), J Med Chem;
(4) Roulston et al (2022) Mol Cancer Ther

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10

ATR Landscape

Current ATRs Structurally Similar in Core, Backbone, and Toxicity Profile



AZD-6738



BAY1895344



RP-3500

CAMOSERTIB

Parameter	AstraZeneca AZD6738 [1][2]	Bayer BAY1895344 [3]	Repare / Roche[4] RP-3500 [5]
Route Of Administration	Oral	Oral	Oral
Clinical Studies Chosen (MTD/RP2D), Dose Schedule	160mg BID, 2-weeks-on, 2-weeks-off, or: Continuous dosing [1]	40mg BID, 3-days-on/4-days-off	160mg QD, 3-days-on/4-days-off
Main Grade ≥3 Hematological toxicities reported at Chosen Dose Schedule (MTD/RP2D), in clinical studies	Patriot 1, Escalation Phase, 160mg, BID [2]: **Anemia** (1/6, 17%) Patriot 2, Expansion Phase [1]: **Fatigue, anemia, nausea & thrombocytopenia (not differentiated)** [1]: (4/6, 67%) with continuous dosing (3/15, 20%) with 2-week-on, 2-week-off	**Anemia** (2/2, 100%) **Neutropenia** (1/2, 50%)	**Anemia** (23/95, 24%) **Neutrophil count decreased** (10/95, 11%) **Platelet count decreased** (5/95, 5%)

Note: Head-to-head studies with ATRN-119 have not been conducted

(1) Phase I study of ATR inhibitor, AZD6738, as monotherapy in advanced solid tumors (PATRIOT part A, B), Dillon et al, Volume 30, October 2019, Pages v165-v166

(2) Poster CT084: A Phase I dose-escalation study of ATR inhibitor monotherapy with AZD6738 in advanced solid tumors (PATRIOT Part A), AACR 2017

(3) First-in-Human Trial of the Oral Ataxia Telangiectasia and RAD3-Related (ATR) Inhibitor BAY 1895344 in Patients with Advanced Solid Tumors, Yap et al, Cancer Discov 2021;11:80-91 and 2019 ASCO Poster, De-Bono et al.

(4) Repare announced a worldwide license and collaboration agreement with Roche on June 1, 2022

(5) Preliminary Phase 1 Data From Ongoing First-in-Human Phase 1/2 TRESR Study of RP-3500, AACR 2022

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11

ATRN-119: Potential Best-in-Class Oral ATR Inhibitor

With Structurally Differentiated Core, Backbone, and Toxicity Profile


N
NH2
O
N
HN
O
O=S
O
R

Parameter	ATRN-119 [1]
Route Of Administration	Oral
Clinical Studies Chosen (MTD/RP2D), Dose Schedule	continuous once-daily dosing (dose TBD in Phase 1) [1]
Hematological toxicities in preclinical studies	**Pre-Clinical, Toxicology Studies:** • In 28-day GLP tox study in dogs, hematological changes were of small magnitude with complete recovery • In a head-to-head comparative tolerability study, ATRN-119 demonstrated significantly less toxicity than another oral ATRi that is currently in clinical development

ATRN-119 potential for reduced toxicity could make it a preferred ATR inhibitor as a single agent, as well as a candidate for combination with standard of care therapies

Note: ATRN-119 has not yet been tested clinically
(1) ATRN-119, Phase 1/2a Clinical Study Protocol

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12

0 200 400 600 800 0 5 10 15 20 25 30 Tumor Volume (mm 3 ) Time (Days) 100 mg/kg n=8 ATRN - 119 Preclinical Profile § Nanomolar potency in vitro across a broad spectrum of cancer cell lines § Based on pre - clinical studies, strong tumor control observed in vivo , including in challenging genetic backgrounds 13 HCT - 116 p53 null (KRAS mut , p53) 0 500 1000 1500 0 5 10 15 20 Tumor Volume (mm 3 ) Time (Days) ATRN - 006 - B1: ATRN - 119 Antitumor Activity Against Colon Cancer in Female Mouse CDX: Human Colorectal Carcinoma Cell Line HCT116 (KRAS G13D ) p53null Mean Vehicle p.o. (n=4) Mean 119 100mg/kg p.o. (n=4) ( p = .00026) Control n=8 Pancreatic (CAPAN - 1) (KRAS mut , BRCA2) © 2023 Aprea Therapeutics, Inc. All Rights Reserved. Pre - clinicxal stuxdies with ATRN - 119

ATRN - 119 + Olaparib (Lynparza®): Regression of BRCA2 - Deficient Ovarian (HGSOC) Tumors 14 Human Ovarian PDX - PARPi & ATRi Tumor Size Based on pre - clinical results to date, the combination of ATRN - 119 and PARPi has shown potentially compelling tumor growth inhibition ATRN - 119 + PARPi Inhibits Ovarian Tumor Growth Over Time ATRN - 119 + PARPi Shows Negligible Weight Loss Over Time ATRN - 119 + PARPi Shows Negligible Body Weight Loss During Treatment Based on pre - clinical results to date, the combination of ATRN - 119 and PARPi potentially appears to be well tolerated © 2023 Aprea Therapeutics, Inc. All Rights Reserved. Pre - clinicxal stuxdies with ATRN - 119

Summary • Multiple DDR inhibitors have been shown to cause hematologic toxicity • However, genetic models of ATR suppression showed tumor can be targeted with limited toxicity • This leads to the hypothesis that selectivity can help limit toxicity for ATR inhibitors • ATRN - 119 shows decrease hematologic toxicity yet is therapeutic at allometric concertation in mice • Phase 1 human clinical t rial of ATRN - 119 are ongoing © 2023 Aprea Therapeutics, Inc. All Rights Reserved. 15 © 2022 Aprea Therapeutics, Inc. All Rights Reserved. 15